Prospectus Supplement — March 2, 2011
to the Prospectuses, as supplemented, of each of the following funds:

Fund	Prospectus(es) Dated
Columbia Retirement Plus 2010 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2015 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2020 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2025 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2030 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2035 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2040 Fund	06/29/2010 & 09/27/2010
Columbia Retirement Plus 2045 Fund	06/29/2010 & 09/27/2010
Columbia Select Large-Cap Value Fund	03/01/2010 & 09/27/2010
Columbia Seligman Communications and Information Fund	03/01/2010 & 09/27/2010
RiverSource S&P 500 Index Fund	04/01/2010
References to “Fund” throughout this supplement refer to the foregoing individual funds, singularly or collectively as the context requires.
SHAREHOLDER MEETINGS
At an adjourned Joint Special Meeting of Shareholders held on February 28, 2011 (the “Meeting”), shareholders of the Funds listed in Table 1 below approved the corresponding proposals indicated by an “X” in the table. Not all proposals apply to all Funds (a shaded box indicates that the particular proposal does not apply to the particular Fund). The Meeting was adjourned with respect to certain proposals as indicated by an “ADJ” in the table. The Meeting has been adjourned for these proposals to 1:00 p.m. (Eastern) on March 29, 2011 at 225 Franklin Street (Room 3200 on the 32nd Floor), Boston, Massachusetts 02110. The adjournments will provide additional time for further solicitation of these proposals. Following Table 1 is a brief discussion of each of the Fund proposals.
Table 1. Shareholder Meeting Approvals

1. Investment
	Management Services	2. Manager of	3. Reorganization
Fund	Agreement Proposal	Managers Proposal	Proposal
Columbia Retirement Plus 2010 Fund	ADJ
Columbia Retirement Plus 2015 Fund	ADJ
Columbia Retirement Plus 2020 Fund	ADJ
Columbia Retirement Plus 2025 Fund	ADJ
Columbia Retirement Plus 2030 Fund	ADJ
Columbia Retirement Plus 2035 Fund	ADJ
Columbia Retirement Plus 2040 Fund	ADJ
Columbia Retirement Plus 2045 Fund	ADJ
Columbia Select Large-Cap Value Fund	*	X
Columbia Seligman Communications and Information Fund	X	ADJ
RiverSource S&P 500 Index Fund			ADJ

*	This proposal was previously approved for this Fund at a joint special meeting of shareholders held on February 15, 2011.
1. Investment Management Services Agreement (“IMS Agreement”) Proposal. Shareholders of the Fund indicated by an “X” in Table 1 (Columbia Seligman Communications and Information Fund) approved a new IMS Agreement between the Fund and Columbia Management Investment Advisers, LLC (“Columbia Management”). The IMS Agreements are designed to achieve consistent investment management service and fee structures across all funds managed by Columbia Management and distributed by Columbia Management Investment Distributors, Inc. (the “Columbia Family of Funds”). The approved IMS Agreement includes changes to the terms and conditions of the Fund’s IMS Agreement, but neither increases the investment advisory fee rates nor eliminates a performance incentive adjustment (“PIA”) because a PIA does not currently exist for such Fund.
2. Manager of Managers Proposal. Shareholders of the Fund indicated by an “X” in Table 1 (Columbia Select Large-Cap Value Fund) approved a policy authorizing Columbia Management, the Fund’s investment manager, to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without obtaining approval from shareholders of such Fund. If there is a hiring of a subadviser in the future for the Fund, within 90 days of such hiring, the Fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would otherwise have been required to be sent to shareholders in a proxy statement.
3. Reorganization Proposal. Shareholders of RiverSource S&P 500 Index Fund (the “Selling Fund”) are being asked to approve an Agreement and Plan of Reorganization, which provides for the reorganization of the Selling Fund into Columbia Large Cap Index Fund.
S-6507-11 A (3/11)